Exhibit 99.1 Fixed Income Investor Presentation (WSBC financials for the three months ended December 31, 2021) March 2022

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to Wesbanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with Wesbanco’s Form 10-K for the year ended December 31, 2021 and other documents subsequently filed by Wesbanco with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov or at Wesbanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Wesbanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Suchstatements are subject to important factors that couldcause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to Wesbanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to updateforward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), Wesbanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. Wesbanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although Wesbanco believes that these non- GAAP financial measures enhance investors' understanding of Wesbanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC. 1

Additional Information About Wesbanco, Inc. Founded in 1870, Wesbanco, Inc. (www.wesbanco.com) is a diversified and balanced financial services company that delivers large bank capabilities with a community bank feel. Our distinct long-term growth strategies are built upon unique sustainable advantages permitting us to span six states with meaningful market share. Built upon our ‘Better Banking Pledge’, our customer-centric service culture is focused on growing long-term relationships by pledging toserve all personal and business customer needs efficiently and effectively. In addition to a full range of online and mobile banking options and a full-suite of commercial products and services, Wesbanco provides trust, wealth management, securities brokerage, and private banking services through our century-old Trust and Investment Services department, with approximately $5.6 billion of assets under management (as of December 31, 2021). Wesbanco's banking subsidiary, Wesbanco Bank, Inc., operates 205 financial centers in the states of Indiana, Kentucky, Maryland, Ohio, Pennsylvania, and West Virginia. Additionally, Wesbanco operates an insurance agency, Wesbanco Insurance Services, Inc., and a full service broker/dealer, Wesbanco Securities, Inc. No Offer or Solicitation This presentation is not an offer to sell, nor is it a solicitation of an offer to buy, any securities of Wesbanco. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of Wesbanco or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. There will be no offer, sale or solicitation of securities by Wesbanco in any jurisdiction in which such an offer, sale, or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer to sell or solicitation of an offer to purchase securities of Wesbanco will be made only pursuant to a valid prospectus and prospectus supplement filed with the SEC. Except as otherwise indicated, this presentation speaks as to the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. 2

Today’s Presenters Todd F. Clossin - President and Chief Executive Officer Ø Joined WSBC in November of 2013 as EVP & COO; Named President & CEO in April 2014 Ø 38 years of experience in banking Ø Previously held senior management positions at Fifth Third Bank, including EVP & Chief Administrative Officer Ø Mr. Clossin is a graduate of the Darden School of Business Advanced Commercial Lending program, Weatherhead School of Business Executive Leadership program, Center for Creative Leadership’s Leadership at the Peak program, Stanford University’s Strategy and Organization program, and the Wharton School of Business Executive Leadership Program Daniel K. Weiss, Jr. – Executive Vice President and Chief Financial Officer Ø Joined WSBC in 2008; Named EVP & Chief Financial Officer in January 2022 Ø Previous financial management roles at WSBC have included serving as SVP & Controller from March 2017 through January 2021 and Chief Accounting Officer from January 2021 through January 2022 Ø Previously was in the audit practice at Deloitte with experience in the financial services, manufacturing healthcare and retail industries Ø 17 years of experience in financial services and a Certified Public Accountant 3

Strategies for Long-Term Success

Long-Term Growth Strategies Diversified Digital Franchise- Loan Long History Banking Enhancing Portfolio of Strong Service Expansion with C&I Wealth Strategies within and Home Management & Core Contiguous Lending Capabilities Deposit Markets Focus Advantage Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance 5

Diversified Loan Portfolio $9.7 Billion Loan Portfolio Ø Focus on strategic diversification, growth, and credit quality Commercial & Industrial Comm'l R/E: 15% § Balance disciplined loan origination Improved Property with prudent lending standards 48% SBA PPP 2% § Focus on C&I and home equity lending Consumer 3% § Key offerings include treasury HELOC management, foreign exchange, cyber 6% security, and lockbox services Comm'l R/E: Land, Residential R/E § Strong residential mortgage program Construction 18% 8% Ø Average loans to average deposits ratio of 72.61% provides opportunity for continued loan growth § Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market Ø Manageable lending exposures Ø De-emphasized consumer and several CRE categories in recent years 6 Note: Loan and deposit data as of quarter ending 12/31/2021.

Strong Wealth Management Capabilities Trust & Investments Insurance Trust Assets Ø $5.6B of trust and mutual fund (Market Value as of 12/31) ($B)Ø Personal, commercial, title, $5.6 assets under management health, and life $4.3 CAGR $3.2 4.8% Ø 6,500+ relationships Ø Expand title business in all $2.4 $2.3 markets Ø Legacy market private wealth management growth Ø Digital insurance agency for 2002 2008 2012 2018 2021 opportunities both personal and 9/30 commercial property & Ø Expansion opportunities in the casualty Mid-Atlantic market Ø Third-party administrator Ø WesMark Funds – six (TPA) services for small proprietary funds across business healthcare plans equities, bonds, and tactical assets Securities Brokerage Private Banking Ø Securities investment salesØ $1.0B in private banking loans and deposits Ø Licensed banker program Priv ate Banking Loans and Deposits (as of 12/31) ($MM) Ø 3,650+ relationships Ø Investment advisory services $985 Ø Legacy market private $770 Ø Regional player/coach program CAGR $540 wealth management growth 33% Ø Expand external business $270 $100 opportunities development opportunities 2013 2015 2017 2019 2021 Ø Expansion opportunities in KY, 9/30 Loans Deposits IN, and Mid-Atlantic 7 Note: Assets, loans, deposits, and clients as of 12/31/2021; chart financials as of 12/31 unless otherwise stated.

# Digital Platforms Drive Engagement & Efficiency



Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - ~70% of retail customers utilize online digital banking services
  - ~4.1 million web and mobile logins per month
    - Mobile ~50% of total, with an average of 19 monthly logins per customer
  - Mobile wallet & mobile deposits increased ~60% & ~15% YoY, respectively
  - Zelle® payment service utilization up ~75% YoY (service added Aug-2021)
- Digital acquisition
  - ~50% of residential mortgage applications submitted via online portal
  - ~120 deposit accounts opened per month
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses
- Core banking software system upgrade completed August 2, 2021
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure
- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: Digital statistics as of 4Q2021 year-to-date ("YTD") except Zelle® which is 4Q2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively.

8

# Benefits of Core Deposit Funding Advantage

- Robust legacy deposit base provides funding advantage in the Mid-Atlantic market
- Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates since March 2020
- During the last five years:
  - Total deposits (excluding CDs) have grown organically at a 11% CAGR
  - Total demand deposits have grown organically at a 13% CAGR to represent ~59% of total deposits

**Avg Deposits as of 12/31/2016**


CDs 21%
Non-int Bearing DD 26%
Total DD 48%
Int Bearing DD 22%
Money Market 14%
Savings 17%

Funding Cost
Interest-Bearing = 0.32%
Total Deposits = 0.24%
[Peer Average Total Deposit Cost = 0.30%]

**Avg Deposits as of 12/31/2020**


CDs 13%
Non-int Bearing DD 33%
Total DD 55%
Int Bearing DD 22%
Money Market 14%
Savings 18%

Funding Cost
Interest-Bearing = 0.23%
Total Deposits = 0.16%
[Peer Average Total Deposit Cost = 0.26%]

**Avg Deposits as of 12/31/2021**


CDs 9%
Non-int Bearing DD 34%
Total DD 59%
Int Bearing DD 25%
Money Market 13%
Savings 19%

Funding Cost
Interest-Bearing = 0.13%
Total Deposits = 0.08%
[Peer Average Total Deposit Cost = 0.13%]

Note: Text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 2/23/2022) and represent simple averages.

9

# Evolving Regional Financial Services Institution

- Strong market presence across legacy and major metropolitan markets
- Balanced loan and deposit distribution across diverse regional footprint
- Diversified revenue generation engines supported by unique long-term advantages
- Well-executed long-term growth strategies

## Strong Market Presence in Major Markets



Ohio
#15 in OH
Pennsylvania
Pittsburgh
#10 Pgh MSA
#12 in MD
Wheeling
Indianapolis
Dayton
Columbus
Morgantown
Baltimore
Indiana
Cincinnati
West Virginia
Washington D.C.
#3 in WV
#11 in KY
Huntington
Charleston
Lexington Park
Louisville
Frankfort
Virginia
Kentucky
Fort Knox
Lexington

## Broad and Balanced Market Distribution

Loans



MD 25%
WV 19%
OH 27%
PA 11%
IN 6%
KY 12%

Deposits



MD 17%
WV 27%
OH 21%
PA 14%
IN 5%
KY 16%

Note: Loan and deposit data as of 12/31/2021 (loans exclude Small Business Administration's Paycheck Protection Program ("SBA PPP") loans); location data as of 2/1/2022; market share based on 2021 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, TriState Capital) (source: S&P Capital IQ).

10

# Franchise Expansion

- Targeted acquisitions in existing markets and new higher-growth metro areas
- Long-term focus on appropriate capital management to enhance shareholder value
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank-oriented, value-based approach to our markets
- History of successful acquisitions that have improved earnings

## Contiguous Markets Radius



ESB & FSBI
AmTrust branches
OAKF
OLBK
YCB
FFKT
FTSB
PENNSYLVANIA
OHIO
INDIANA
KENTUCKY
WEST VIRGINIA
VIRGINIA
MARYLAND
TENNESSEE

## Franchise-Enhancing Acquisitions

- OLBK: announced Jul-19; closed Nov-19
- FFKT: announced Apr-18; closed Aug-18
- FTSB: announced Nov-17; closed Apr-18
- YCB: announced May-16; closed Sep-16
- ESB: announced Oct-14; closed Feb-15
- FSBI: announced Jul-12; closed Nov-12
- AmTrust: announced Jan-09; closed Mar-09
- OAKF: announced Jul-07; closed Nov-07

Note: AmTrust was an acquisition of five branches.

11

Focus on Enhancing Shareholder Value Ø Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Start of Pandemic & “Durbin Fed Funds ESB YCB Amendment” Rate Cut to Merger Merger Impact Begun Assets Fidelity 0.0-0.25% (Feb-15) (Sep-16) (Jul-19) up 216% Merger (Mar-20) (Nov-12) Efficiency Ratio $10B Asset FTSB Merger OLBK down 259bp Lending & Revenue Threshold (Apr-18) Merger Diversification Preparations FFKT Merger (Nov-19) Strategy Begun Begun (Aug-18) 6 2. 00% $18.0 60.98% 60.99% 60.81% $17.0 $16.0 59.59% 59.50% 6 0. 00% $15.0 $14.0 58.22% $13.0 5 8. 00% $12.0 57.05% 56.69% 56.68% $11.0 56.44% 56.38% $10.0 5 6. 00% $9.0 54.60% $8.0 $7.0 5 4. 00% $6.0 $5.0 $4.0 5 2. 00% $3.0 $2.0 $1.0 $5.4 $5.5 $6.1 $6.1 $6.3 $8.5 $9.8 $9.8 $12.5 $15.7 $16.4 $16.9 5 0. 00% $0.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Assets ($B) Efficiency Ratio (YTD) Note: Financial data as of 12/31; current data as of 12/31/2021; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and year-to-date 12 basis; please see the reconciliations in the appendix.

# Recent Successes and Accolades

- WesBanco Bank was named one of America's Best Midsize Employers by Forbes, based on employee feedback and recommendations – the only midsize bank in the top ten for both financial performance and employer of choice
- WesBanco Bank was again named one of the ten Best Banks in America by Forbes – coming in as the $10^{th}$ best bank, as well as the third year in a row in the top 12
- For the second consecutive year, named to Newsweek magazine's ranking of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia
- Based 100% on customer satisfaction and consumer feedback, WesBanco Bank was named, for the third year in a row, one of the World's Best Banks in an independent ranking by a leading financial magazine
- WesBanco Bank Community Development Corporation received a 2021 Community Commitment Award from the American Bankers Association Foundation for the strong performance and outreach of its New Markets Loan Program
- WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves
- Bauer Financial again awarded WesBanco their highest rating as a "five-star" bank
- The Central Ohio market of WesBanco Bank was awarded a "Top Workplaces" honor by Columbus C.E.O. magazine for the sixth consecutive year
- The FDIC awarded WesBanco Bank it's $7^{th}$ consecutive composite "Outstanding" rating for its most recent CRA performance

13

Financial Overview

# Q4 2021 Financial and Operational Highlights

- Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses)
- Continued emphasis on expense management
- Trust assets reached a record $5.6 billion from both market appreciation and organic growth
- Residential mortgage originations during the year increased 7% year-over-year to a record $1.4 billion, reflecting strong organic growth
- Key credit quality metrics remained at low levels and favorable to peer bank averages
- Strong deposit growth, excluding certificates of deposit, driven by growth in demand deposits
- WesBanco remains well-capitalized with solid liquidity and a strong balance sheet
  - Continued to return capital to shareholders through the repurchase of ~1.6 million shares of WesBanco common stock during the quarter, and ~5.2 million for all of 2021

Pre-Tax, Pre-Provision Income[1]

*$52.7 million*

Net Income Available to Common Shareholders and Diluted EPS[1]

*$51.8 million; $0.82/diluted share*

YTD Efficiency Ratio[1]

*58.22%*

Deposit Growth (x-CDs)

*+13.5% YoY*

Non-Performing Assets to Total Assets

*0.23%*

YTD Annualized Net Loan Charge-offs to Average Loans

*0.02%*

Note: Financial and operational highlights during the quarter ended December 31, 2021.
(1) Non-GAAP measure – please see reconciliation in appendix.

15

# Q4 2021 Total Portfolio Loans ($MM)



$10,789
($564)
($1,626)
$1,206
($72)
$9,733
Comm'l Avg Payoff Yield 3.83%
Comm'l Avg New Yield 3.20%
Total Loan Growth = (9.8%)
Total Loan Growth (x-PPP) = (4.9%)
12/31/20
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
12/31/21



$9,913
($109)
($454)
$328
$56
$9,733
Comm'l Avg Payoff Yield 3.81%
Comm'l Avg New Yield 3.28%
Total Loan Growth = (1.8%) (non-annualized)
Total Loan Growth = (0.7%) (x-PPP) (non-annualized)
09/30/21
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
12/31/21

- Loan growth for Q4 2021 reflects the continuation of both SBA PPP loan forgiveness and elevated commercial real estate payoffs
- ~1,950 SBA PPP loans remaining total ~$163 million (as of 12/31/2021)
  - During Q4 2021, ~1,240 customers received forgiveness of SBA PPP loans totaling $109 million (net of deferred fees)
- Q4 2021 commercial real estate payoffs were $160 million
  - While these payoffs were down ~$100 million sequentially, they remained above our historical level of ~$85 million per quarter
  - This higher run-rate negatively impacted total loan growth by approximately one percentage point (non-annualized)
- C&I loans (x-SBA PPP) continue to be influenced by excess customer liquidity and supply chain and labor constraints

Note: Commercial loan average payoff and new yields exclude loans funded through the Small Business Administration's Paycheck Protection Program ("SBA PPP"), as established by the CARES Act.

16

# Q4 2021 Net Interest Margin (NIM)


Net Interest Margin (NIM) QoQ Change
3.08%
(0.05%)
(0.04%)
(0.01%)
(0.03%)
0.00%
0.01%
0.01%
2.97%
3Q2021
PPP Loans
Loans (x-PPP)
P.A. Accretion
Cash & Securities
Deposits
FHLB Borrowings
Other
4Q2021


4Q2021 Commercial Loan Portfolio Index Mix
Variable Rate 64%
Fixed Rate 36%
Variable Commercial Loan Repricing
48 to 60 Months 46%
>60 Months 2%
24 to 48 Months 4%
3 to 24 Months 3%
<3 Months 45%

~$2.6B of the commercial portfolio has floors, with ~63% of these currently at their floors of 3.83% (avg)

- NIM negatively impacted by the lower interest rate environment, and a shift to a higher level of securities as a percentage of total assets
  - As a result of higher cash balances, 12/31/2021 investment securities increased $1.3 billion year-over-year, to represent ~24% of total assets
- Reflecting the continued low interest rate environment, focused on controlling our various funding costs
  - Reduced deposit funding costs 10bp year-over-year to 13bp for Q4 2021, or just 8bp when including non-interest bearing deposits
  - When including continued reductions in FHLB and other borrowings, the costs of total interest-bearing liabilities decreased 25bp year-over-year to 20bp
  - FHLB borrowings reduced to $0.2 billion, with approximately 70% maturing during 2022

Note: Commercial loan portfolio index mix excludes SBA PPP loans.

17

Q4 2021 Non-Interest Income Ø Trust fees increased primarily from Quarter Ending % H / (L) % H / (L) net organic growth in trust assets under management ($5.6 billion) ($000s) 12/31/21 12/31/20 09/30/21 Ø Service charges on deposits were Trust fees $7,441 10.2% 2.1% higher due to increased general consumer spending, resulting in Service charges on deposits 6,592 16.2% 9.0% higher eligible account fees Electronic banking fees 4,465 0.9% (17.7%) Ø Mortgage banking income decreased due to holding more Net securities brokerage revenue 1,579 12.6% (19.6%) residential mortgages on the balance sheet Bank-owned life insurance 2,864 63.7% 7.8% § Mortgage originations of $383 million remained strong during Q4 2021, Mortgage banking income 2,872 (47.2%) (37.1%) with the amount retained increasing to approximately 70% Net securities gains 372 (46.2%) nm Ø Other income decreased year-over- Net gain on OREO & other assets (158) nm (120.1%) year due to lower loan swap-related income driven by a negative fair Other income 4,682 (28.6%) 16.0% market value adjustment as compared to last year, and the sale Total non-interest income $30,709 (6.1%) (6.3%) of the debit card sponsorship business earlier this year 18 Note: OREO = other real estate owned.

Q4 2021 Non-Interest Expense Ø Salaries and wages increased due to Quarter Ending % H / (L) % H / (L) higher employee commissions and lower loan contra-costs ($000s) 12/31/21 12/31/20 09/30/21 § Base salary expenses decreased $1.7 million and bonus and stock Salaries and wages $40,420 3.3% 2.3% compensation expense decreased $0.6 million, year-over-year Employee benefits 10,842 2.2% 1.7% Ø Equipment and software increased Net occupancy 6,413 (5.3%) (6.0%) due primarily to the movement of Equipment and software 8,352 22.6% 9.8% online banking costs from other operating expenses Marketing 2,601 55.3% 40.7% Ø Marketing is higher from product FDIC insurance 1,460 14.2% 19.0% advertising and brand awareness campaigns that were delayed from Amortization of intangible assets 2,834 (14.8%) (0.7%) 2020 due to the pandemic Other operating expenses 15,204 (15.4%) (22.9%) Ø Other operating expenses decreased due to the aforementioned move of Sub-total non-interest expense $88,126 0.6% (2.3%) online banking costs, as well as a reduction in ACH and ATM processing Restructuring & merger-related 177 (63.4%) (96.0%) charges related to a change in providers, in conjunction with our core Total non-interest expense $88,303 0.3% (6.8%) banking software system conversion 19

# Comparable Operating Metrics

- Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B

(note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank)

## Return on Average Tangible Equity



13.9%
17.8%
15.1%
11.5%
15.2%
14.9%
14.6%
15.1%
11.5%
9.1%
12.2%
16.2%
14.0%
8.6%
14.9%
2017
2018
2019
2020
2021
WSBC (x- merger & DTA revalue costs)
WSBC
$10-25B Banks

## Return on Average Assets



1.09%
1.39%
1.34%
0.77%
1.40%
1.04%
1.34%
1.34%
0.89%
1.28%
0.96%
1.26%
1.24%
0.73%
1.37%
2017
2018
2019
2020
2021
WSBC (x- merger & DTA revalue costs)
WSBC
$10-25B Banks

## Efficiency Ratio



57.2%
56.1%
55.4%
54.0%
54.7%
56.4%
54.6%
56.7%
56.4%
58.2%
2017
2018
2019
2020
2021
WSBC
$10-25B Banks

## Net Interest Margin



3.71%
3.86%
3.79%
3.35%
2.99%
3.44%
3.52%
3.62%
3.37%
3.11%
2017
2018
2019
2020
2021
WSBC
$10-25B Banks

Note: Financial data as of 12/31 YTD; current data as of 12/31/2021 YTD; Current Expected Credit Losses ("CECL") accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 2/23/2022) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix.

20

# Solid Legacy of Credit Quality

- Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B

(note: 2020 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank)

## Criticized & Classified Loans as % of Total Loans



3.16%
2.98%
3.02%
4.76%
4.07%
1.17%
1.08%
2.17%
4.59%
3.75%
2017
2018
2019
2020
2021
WSBC
$10-25B Banks

[note: peer 2021 represents 9/30 due to insufficient 12/31 data within S&P Capital IQ for a meaningful average]

## Non-Performing Assets as % of Total Assets



0.89%
0.71%
0.60%
0.60%
0.41%
0.50%
0.35%
0.35%
0.25%
0.23%
2017
2018
2019
2020
2021
WSBC
$10-25B Banks

## Net Charge-Offs as % of Average Loans (YTD annualized)



0.22%
0.20%
0.20%
0.22%
0.08%
0.13%
0.06%
0.09%
0.06%
0.02%
2017 YTD
2018 YTD
2019 YTD
2020 YTD
2021 YTD
WSBC
$10-25B Banks

## Allowance for Credit Losses as % of Total Loans



0.95%
0.87%
0.80%
1.51%
1.18%
0.71%
0.64%
0.51%
1.72%
1.25%
2017
2018
2019
2020
2021
WSBC
$10-25B Banks

Note: financial data as of quarter ending 12/31; current year data as of 12/31/2021; Current Expected Credit Losses ("CECL") accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 2/23/2022) and represent simple averages [note: due to lack of 9/30/2021 data, the 9/30/2021 peer average for Criticized & Classified Loans is based on 9/30/2021 and 6/30/2021 data, as appropriate].

21

# Strong Risk Management and Capital Position

## 12/31/21 Capital Ratios


15.9%
14.1%
12.8%
10.0%
9.1%
12.2%
12.7%
14.6%
Leverage Ratio
CET1 Ratio
Tier 1 Ratio
Total Capital Ratio
12/31/2021
Peer Median

- Mature ERM program addressing key risks in all business lines and functional areas
- Strong and scalable BSA/AML function
- Seven consecutive "outstanding" CRA ratings since 2003
- Strong regulatory capital and tangible common equity (TCE) levels

## Outstanding Trust Preferred[1]

| | Principal Balance ($000s) | Rate | Callable |
|---|---|---|---|
| Wesbanco Capital Trust II | $13,000 | 3ML + 315bps | Yes |
| Wesbanco Capital Trust III | $17,000 | 3ML + 310bps | Yes |
| Wesbanco Capital Trust IV | $20,000 | 3ML + 265bps | Yes |
| Wesbanco Capital Trust V | $20,000 | 3ML + 265bps | Yes |
| Community Bank Shares Statutory Trust I | $6,772 | 3ML + 265bps | Yes |
| Oak Hill Capital Trust 2 | $5,000 | 3ML + 240bps | Yes |
| Oak Hill Capital Trust 3 | $8,000 | 3ML + 230bps | Yes |
| Wesbanco Capital Trust VI | $15,000 | 3ML + 177bps | Yes |
| Community Bank Shares Statutory Trust II | $9,536 | 3ML + 170bps | Yes |
| Oak Hill Capital Trust 4 | $5,000 | 3ML + 160bps | Yes |
| First Federal Statutory Trust II | $9,519 | 3ML + 160bps | Yes |

Note: Peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 2/23/2022) and represent medians.
(1) All trust preferred securities currently included in Tier 2 Capital on a consolidated basis.

22

# Returning Value to Shareholders

- Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management

- Capital management strategy: dividends, share repurchases, acquisitions
  - Q4 2021 dividend yield 3.7%, compared to 2.6% for bank group
  - Purchased approximately 1.6 million shares of WesBanco common stock on the open market during Q4 2021, and approximately 5.2 million during 2021
    - ~1.4 million shares remained for repurchase (as of 12/31/2021) (1)

**Quarterly Dividend per Share ($)**



+136%
$0.33
$0.14
4Q2010
4Q2021

**Tangible Book Value per Share ($)**



+87%
$22.61
$12.09
4Q2010
4Q2021

Note: Dividend through November 2021 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the Current Expected Credit Losses ("CECL") accounting standard; WSBC dividend yield based upon 2/23/2022 closing stock price of $35.52; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 2/23/2022) and represent simple averages.
(1) Under the existing share repurchase authorization that was approved on August 26, 2021 by WesBanco's Board of Directors.

23

Summary

Investment Rationale Ø Balanced loan and deposit distribution across footprint Ø Diversified earnings streams built for long-term success, led by Balanced and century-old, $5.6B trust and wealth management business Diversified with Unique Long- Ø Strong presence in economically diverse, major markets Term Advantages supported by positive demographic trends Ø Robust legacy deposit base provides pricing advantage Ø Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and Distinct and effectively Well-Executed Ø Established lending and wealth management teams Long-Term Ø Focus on positive operating leverage built upon a culture of Growth Strategies expense management, enhanced by consolidated back-office functions in lower cost markets Ø Well-capitalized with solid liquidity and strong credit quality and Legacy of Credit regulatory compliance Quality, Risk Ø Seven consecutive “outstanding” CRA ratings since 2003 Management, and Shareholder Ø Critical, long-term focus on shareholder return through earnings Focus growth and effective capital management 25 Note: trust assets under management as of 12/31/2021.

Appendix

# Executive Management

| | |
|---|---|
| **Michal L. Perkins**<br>*Senior Executive Vice President*<br>*Chief Risk & Administrative Officer* | • Mr. Perkins has served in enterprise risk management responsibilities since 2001<br>• Previously, Mr. Perkins was Senior Vice President and Chief Auditor of the Corporation<br>• Mr. Perkins has 32 years of experience in banking, working in the financial services industry as a public accountant prior to joining the Corporation in 1995. Mr. Perkins is a licensed Certified Public Accountant |
| **Anthony F. Pietranton**<br>*Senior Executive Vice President*<br>*Human Resources* | • Mr. Pietranton joined the Corporation on October 16, 2013 and serves as Senior Executive Vice President, Human Resources of the Corporation and the Bank<br>• Mr. Pietranton has over 33 years of experience in human resource management and most recently served as Vice President, Human Resources at Tri State Capital Bank in Pittsburgh, Pennsylvania from 2008 to 2013, and was Vice President, Human Resources at Three Rivers Aluminum Company (TRACO) in Cranberry, Pennsylvania from 2005 to 2008<br>• He was also formerly with Invesmart, Inc. and Federated Investors, Inc. both in Pittsburgh |
| **Jayson M. Zatta**<br>*Senior Executive Vice President*<br>*Chief Banking Officer* | • Mr. Zatta has served as Senior Executive Vice President—Chief Banking Officer since February of 2020<br>• Mr. Zatta has previously served as Executive Vice President—Chief Banking Officer from April of 2017, Executive Vice President—Chief Lending Officer from March 2015 and Executive Vice President of Commercial Banking, overseeing the commercial lending function for all markets, since joining the Corporation in 2008<br>• Prior to joining the Corporation, Mr. Zatta was employed by Huntington Bank as President of the Ohio Valley Region and was formerly Executive Vice President and Senior Credit Officer at Sky Bank. He has over 34 years of experience in lending and leadership capacities |
| **Ivan L. Burdine**<br>*Executive Vice President*<br>*Chief Credit Officer* | • Mr. Burdine joined the Corporation in 2013 and has served as Executive Vice President—Chief Credit Officer since July of 2015<br>• He previously served as Senior Vice President—Senior Credit Officer<br>• Mr. Burdine has over 39 years of experience and previously held various credit and executive positions with JP Morgan Chase Bank, NA and its predecessor banks in Columbus and Cleveland, Ohio |
| **Jonathan D. Dargusch**<br>*Executive Vice President*<br>*Wealth Management* | • Mr. Dargusch joined the Corporation in March 2011 having been previously employed by JPMorgan Chase Bank in Columbus, Ohio<br>• He has been in the financial services industry for 37 years, with over 19 years as a wealth management executive<br>• Mr. Dargusch holds FINRA Series 7, 24 and 66 licenses for Ohio and West Virginia |
| **Stephen J. Lawrence**<br>*Executive Vice President*<br>*Chief Internal Auditor* | • Mr. Lawrence has served as Executive Vice President & Chief Internal Auditor since May of 2016. Prior to that, he served as Senior Vice President while continuing as Chief Internal Auditor since 2001<br>• Since joining the Corporation in 1994 through the acquisition of First Fidelity Bancorp, Inc., he also served as Audit Manager and Regional Bank Operations Manager<br>• Mr. Lawrence has more than 39 years of experience in the banking industry and is a Certified Bank Auditor |
| **Brent E. Richmond**<br>*Executive Vice President*<br>*Treasury & Strategic Planning* | • After joining the Corporation through the acquisition of American Bancorporation, Mr. Richmond served as Executive Vice President—Operations from March 2002 until December 2003<br>• Previously, Mr. Richmond was the President and Chief Operating Officer of American Bancorporation until its merger with the Corporation on March 1, 2002 as well as Chief Executive Officer of Wheeling National Bank |

27

Current Rating Profile Kroll Bond Rating Agency – Current Ratings Summary Wesbanco, Inc. Outlook: Positive Senior Unsecured Debt BBB+ Subordinated Debt BBB Preferred Stock BBB- Short-Term Debt K2 Wesbanco Bank, Inc. Outlook: Positive Deposit A- Senior Unsecured Debt A- Subordinated Debt BBB+ Short-Term Deposit K2 Short-Term Debt K2 Note: A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. 28 Source: KBRA – “Wesbanco, Inc. Surveillance Report” published August 25, 2021.

Interest Coverage Dollars in thousands Year ended December 31 2017 2018 2019 2020 2021 Double Leverage Bank-Level Equity $1,431,021 $1,991,564 $2,572,916 $2,675,924 $2,636,220 Consolidated Equity 1,395,321 1,978,827 2,593,921 2,756,737 2,693,166 Double Leverage Ratio 103% 101% 99% 97% 98% Interest Coverage Earnings Pre-Tax Earnings $148,289 $174,524 $193,214 $145,079 $301,849 Total Debt Interest Expense 22,049 35,886 40,894 34,748 12,908 Earnings Before Debt Interest $170,338 $210,410 $234,108 $179,827 $314,757 A Total Deposit Interest 20,081 31,835 43,455 27,049 14,126 Earnings Before Debt and Deposit Interest $190,419 $242,245 $277,563 $206,876 $328,883 B Interest Expense Total Debt Interest Expense $22,049 $35,886 $40,894 $34,748 $12,908 Total Interest Expense (Excluding Interest on Deposits) $22,049 $35,886 $40,894 $34,748 $12,908 C Total Deposit Interest 20,081 31,835 43,455 27,049 14,126 Total Interest Expense $42,130 $67,721 $84,349 $61,797 $27,034 D Interest Coverage (Excluding Deposit Interest Expense) 7.7x 5.9x 5.7x 5.2x 24.4x A / C Interest Coverage (Including Deposit Interest Expense) 4.5x 3.6x 3.3x 3.3x 12.2x B / D 29 Source: S&P Global Market Intelligence and Company documents.

Q4 2021 Key Metrics Quarter Ending H / (L) H / (L) Year-to-Date H / (L) 12/31/21 12/31/20 09/30/21 12/31/21 12/31/20 (1)(2) 1.21% (1bp) 15bp 1.40% 63bp Return on Average Assets (1)(2) 1.24% (32bp) (10bp) 1.44% (16bp) PTPP Return on Average Assets (1)(2) Return on Average Tangible Equity 13.66% 38bp 209bp 15.22% 610bp (1)(2) PTPP Return on Average Tangible Equity 14.10% (290bp) (63bp) 15.79% (249bp) (1) $22.61 4.0% 0.4% $22.61 4.0% Tangible Book Value per Share ($) (1)(2)(3) 61.99% 493bp 147bp 58.22% 184bp Efficiency Ratio Net Interest Margin 2.97% (34bp) (11bp) 3.11% (26bp) Non-Performing Assets to Total Assets 0.23% (2bp) (1bp) 0.23% (2bp) Net Loan Charge-offs to Average Loans (annualized) 0.04% 2bp 1bp 0.02% (4bp) Note: PTPP = pre-tax, pre-provision. (1) Non-GAAP measure – please see reconciliation in appendix. (2) Excludes restructuring and merger-related expenses. (3) Q3 2021 non-interest expense includes $2.6 million of pre-tax settlement costs with respect to the pending resolution of a lawsuit, excluding these costs Q3 2021 efficiency 30 ratio would have been 58.77%.

Q4 2021 Current Expected Credit Loss (CECL) Ø The decrease in the allowance was primarily driven by improvements in the COVID-19 pandemic related adjustments § These improvements resulted in a negative provision for credit losses of $13.6 million Ø Allowance coverage ratio of 1.25%, or, excluding SBA PPP loans, 1.27% § Excludes fair market value adjustments on previously acquired loans representing 0.27% of total portfolio loans ($000s) Ø Changes in Ø Changes to Ø Qualitative prepayment macroeconomic adjustments for speeds variables COVID-19 pandemic, regional Ø Changes in Ø Includes changes macroeconomic portfolio mix in both quantitative factors, and Ø Changes in and qualitative hospitality industry credit quality economic factors classification loans Ø Aging of existing portfolio Economic Pandemic Portfolio Factors Qualitative Factors Changes / Other 31 Note: ACL at 12/31/2021 excludes off-balance sheet credit exposures of $7.8 million.

# Reconciliation: Efficiency Ratio

| | Three Months Ending | | | Twelve Months Ending | | Twelve Months Ending | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ($000s) | 12/31/20 | 09/30/21 | 12/31/21 | 12/31/20 | 12/31/21 | 12/31/10 | 12/31/11 | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/15 | 12/31/16 | 12/31/17 | 12/31/18 | 12/31/19 | 12/31/20 | 12/31/21 |
| Non-Interest Expense | $88,069 | $94,701 | $88,303 | $354,845 | $353,143 | $141,152 | $140,295 | $150,120 | $160,998 | $161,633 | $193,923 | $208,680 | $220,860 | $265,224 | $312,208 | $354,845 | $353,143 |
| Restructuring & Merger-Related Expense | ($484) | ($4,467) | ($177) | ($9,725) | ($6,717) | ($175) | $0 | ($3,888) | ($1,310) | ($1,309) | ($11,082) | ($13,261) | ($945) | ($17,860) | ($16,397) | ($9,725) | ($6,717) |
| **Non-Interest Expense** (excluding restructuring & merger-related expense) | **$87,585** | **$90,234** | **$88,126** | **$345,120** | **$346,426** | **$140,977** | **$140,295** | **$146,232** | **$159,688** | **$160,324** | **$182,841** | **$195,419** | **$219,915** | **$247,364** | **$295,811** | **$345,120** | **$346,426** |
| | | | | | | | | | | | | | | | | | |
| Net Interest Income (FTE-basis) | $120,790 | $116,355 | $111,453 | $483,999 | $462,229 | $172,235 | $175,885 | $175,027 | $192,556 | $200,545 | $246,014 | $263,232 | $300,790 | $352,760 | $405,222 | $483,999 | $462,229 |
| Non-Interest Income | $32,705 | $32,755 | $30,709 | $128,185 | $132,785 | $59,599 | $59,888 | $64,775 | $69,285 | $68,504 | $74,466 | $81,499 | $88,840 | $100,276 | $116,716 | $128,185 | $132,785 |
| **Total Income** | **$153,495** | **$149,110** | **$142,162** | **$612,184** | **$595,014** | **$231,834** | **$235,773** | **$239,802** | **$261,841** | **$269,049** | **$320,480** | **$344,731** | **$389,630** | **$453,036** | **$521,938** | **$612,184** | **$595,014** |
| | | | | | | | | | | | | | | | | | |
| **Efficiency Ratio** | **57.06%** | **60.52%** | **61.99%** | **56.38%** | **58.22%** | **60.81%** | **59.50%** | **60.98%** | **60.99%** | **59.59%** | **57.05%** | **56.69%** | **56.44%** | **54.60%** | **56.68%** | **56.38%** | **58.22%** |

Note: "efficiency ratio" is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009.

32

# Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

| ($000s) | Three Months Ending 12/31/20 | Three Months Ending 09/30/21 | Three Months Ending 12/31/21 | Twelve Months Ending 12/31/20 | Twelve Months Ending 12/31/21 |
|---|---|---|---|---|---|
| Income before Provision for Income Taxes | $64,557 | $55,059 | $66,292 | $145,079 | $301,849 |
| Provision for Credit Losses | (209) | (1,730) | (13,559) | 107,741 | (64,274) |
| Pre-Tax, Pre-Provision Income ("PTPP") | $64,348 | $53,329 | $52,733 | $252,820 | $237,575 |
| Restructuring and Merger-Related Expense | 484 | 4,467 | 177 | 9,725 | 6,717 |
| **PTPP** (excluding restructuring and merger-related expense) | $64,832 | $57,796 | $52,910 | $262,545 | $244,292 |
| | | | | | |
| **PTPP** (excluding restructuring and merger-related expense) | $64,832 | $57,796 | $52,910 | $262,545 | $244,292 |
| Average Total Assets | 16,546,761 | 17,057,793 | 16,947,662 | 16,442,704 | 16,928,377 |
| PTPP Return on Average Assets | 1.56% | 1.34% | 1.24% | 1.60% | 1.44% |
| | | | | | |
| **PTPP** (excluding restructuring and merger-related expense) | $64,832 | $57,796 | $52,910 | $262,545 | $244,292 |
| Amortization of Intangibles | 3,327 | 2,854 | 2,834 | 13,411 | 11,457 |
| **PTPP** before Amortization of Intangibles (excluding restructuring and merger-related expense) | $68,159 | $60,650 | $55,744 | $275,956 | $255,749 |
| Average Total Shareholders' Equity | $2,744,936 | $2,777,306 | $2,709,782 | $2,651,402 | $2,764,337 |
| Average Goodwill and Other Intangibles (net of deferred tax liability) | (1,150,184) | (1,143,522) | (1,141,307) | (1,141,528) | (1,144,698) |
| Average Tangible Equity | $1,594,752 | $1,633,784 | $1,568,475 | $1,509,874 | $1,619,639 |
| PTPP Return on Average Tangible Equity | 17.00% | 14.73% | 14.10% | 18.28% | 15.79% |

33

# Reconciliation: Net Income, EPS & Tangible Book Value per Share

| ($000s, except earnings per share) | Three Months Ending 12/31/10 | 12/31/20 | 09/30/21 | 12/31/21 | Twelve Months Ending 12/31/20 | 12/31/21 |
|---|---|---|---|---|---|---|
| Net Income Available to Common Shareholders | n/a | $50,210 | $41,877 | $51,617 | $119,400 | $232,135 |
| Restructuring and Merger-Related Expense (net of tax) | n/a | 383 | 3,529 | 140 | 7,683 | 5,306 |
| Net Income Available to Common Shareholders (excluding restructuring and merger-related expense) | n/a | $50,593 | $45,406 | $51,757 | $127,083 | $237,441 |
| | | | | | | |
| Net Income Available to Common Shareholders per Diluted Share ($) | n/a | $0.75 | $0.64 | $0.82 | $1.77 | $3.53 |
| Restructuring and Merger-Related Expense (net of tax) | n/a | 0.01 | 0.06 | 0.00 | 0.11 | 0.09 |
| Net Income Available to Common Shareholders per Diluted Share ($) (excluding restructuring and merger-related expense) | n/a | $0.76 | $0.70 | $0.82 | $1.88 | $3.62 |
| | | | | | | |
| Average Common Shares Outstanding – Diluted (000s) | n/a | 67,304 | 65,066 | 63,183 | 67,311 | 65,670 |
| | | | | | | |
| Total Shareholders's Equity (period-end) | $606,863 | $2,756,737 | $2,723,983 | $2,693,166 | $2,756,737 | $2,693,166 |
| Goodwill & Other Intangible Assets (net of deferred tax liability)(period-end) | (285,559) | (1,149,161) | (1,142,350) | (1,140,111) | (1,149,161) | (1,140,111) |
| Preferred Shareholders' Equity | 0 | (144,484) | (144,484) | (144,484) | (144,484) | (144,484) |
| Tangible Common Equity (period-end) | $321,304 | $1,463,092 | $1,437,149 | $1,408,571 | $1,463,092 | $1,408,571 |
| Common Shares Outstanding (period-end) (000s) | 26,587 | 67,255 | 63,839 | 62,307 | 67,255 | 62,307 |
| Tangible Common Book Value per Share ($) | $12.09 | $21.75 | $22.51 | $22.61 | $21.75 | $22.61 |

Note: Current Expected Credit Losses ("CECL") accounting standard adopted January 1, 2020 by WSBC.

34

Reconciliation: Return on Average Assets Three Months Ending Twelve Months Ending Twelve Months Ending ($000s) 12/31/20 12/31/21 12/31/20 12/31/21 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Net Income Available to Common Shareholders $50,210 $51,617 $119,400 $232,135 $94,482 $143,112 $158,873 $119,400 $232,135 Net Deferred Tax Asset Revaluation $0 $0 $0 $0 $12,780 $0 $0 $0 $0 Restructuring and Merger-Related Expenses (net of tax) $383 $140 $7,683 $5,306 $614 $14,109 $12,954 $7,683 $5,306 Net Income Available to Common Shareholders (excluding restructuring $50,593 $51,757 $127,083 $237,441 $107,876 $157,221 $171,827 $127,083 $237,441 & merger-related expense) Average Assets $16,546,761 $16,947,662 $16,442,704 $16,928,377 $9,854,312 $11,337,379 $12,853,920 $16,442,704 $16,928,377 Return on Average Assets 1.21% 1.21% 0.73% 1.37% 0.96% 1.26% 1.24% 0.73% 1.37% Return on Average Assets (excluding restructuring & merger-related 1.22% 1.21% 0.77% 1.40% 1.09% 1.39% 1.34% 0.77% 1.40% expense) Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital 35 Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018.

# Reconciliation: Return on Average Tangible Equity

| ($000s) | Three Months Ending 12/31/20 | Three Months Ending 12/31/21 | Twelve Months Ending 12/31/20 | Twelve Months Ending 12/31/21 | Twelve Months Ending 12/31/17 | Twelve Months Ending 12/31/18 | Twelve Months Ending 12/31/19 | Twelve Months Ending 12/31/20 | Twelve Months Ending 12/31/21 |
|---|---|---|---|---|---|---|---|---|---|
| Net Income Available to Common Shareholders | $50,210 | $51,617 | $119,400 | $232,135 | $94,482 | $143,112 | $158,873 | $119,400 | $232,135 |
| Amortization of Intangibles (1) | $2,628 | $2,239 | $10,595 | $9,051 | $3,211 | $5,514 | $8,169 | $10,595 | $9,051 |
| **Net Income Available to Common Shareholders before Amortization of Intangibles** | **$52,838** | **$53,856** | **$129,995** | **$241,186** | **$97,693** | **$148,626** | **$167,042** | **$129,995** | **$241,186** |
| Net Deferred Tax Asset Revaluation | $0 | $0 | $0 | $0 | $12,780 | $0 | $0 | $0 | $0 |
| Restructuring and Merger-Related Expenses (net of tax) | $383 | $140 | $7,683 | $5,306 | $614 | $14,109 | $12,954 | $7,683 | $5,306 |
| **Net Income Available to Common Shareholders before Amortization of Intangibles and Restructuring & Merger-Related Expenses** | **$53,221** | **$53,996** | **$137,678** | **$246,492** | **$111,087** | **$162,735** | **$179,996** | **$137,678** | **$246,492** |
| | | | | | | | | | |
| Average Total Shareholders Equity | $2,744,936 | $2,709,782 | $2,651,402 | $2,764,337 | $1,383,935 | $1,648,425 | $2,119,995 | $2,651,402 | $2,764,337 |
| Average Goodwill & Other Intangibles, Net of Deferred Tax Liabilities | ($1,150,184) | ($1,141,307) | ($1,141,528) | ($1,144,698) | ($584,885) | ($732,978) | ($927,974) | ($1,141,528) | ($1,144,698) |
| **Average Tangible Equity** | **$1,594,752** | **$1,568,475** | **$1,509,874** | **$1,619,639** | **$799,050** | **$915,447** | **$1,192,021** | **$1,509,874** | **$1,619,639** |
| | | | | | | | | | |
| **Return on Average Tangible Equity** | **13.18%** | **13.62%** | **8.61%** | **14.89%** | **12.23%** | **16.24%** | **14.01%** | **8.61%** | **14.89%** |
| **Return on Average Tangible Equity Excluding Restructuring & Merger-Related Expenses** | **13.28%** | **13.66%** | **9.12%** | **15.22%** | **13.90%** | **17.78%** | **15.10%** | **9.12%** | **15.22%** |

(1) Amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods.
Note: Current Expected Credit Losses ("CECL") accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016.

36